SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 28, 2018 (September 27, 2018)

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Building T5,
DaZu Square, Daxing District,
Beijing, People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2018, Shineco, Inc. (“we” or the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with selected investors (the “Purchasers”) whereby the Company agreed to sell up to 1,637,700 of common stock (the “Shares”) at a purchase price of $1 per Share, for gross proceeds to the Company of approximately $1,637,700. The offering closed on September 28, 2018.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Company estimates that the net proceeds from the offering will be approximately $1,599,700.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-221711) previously filed with the Securities and Exchange Commission and a prospectus supplement thereunder. The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A prospectus supplement relating to the offering of the securities has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov. A copy of the opinion of Hunter Taubman Fischer & Li LLC relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto.

The foregoing descriptions of the Purchase Agreement are qualified in their entireties by reference to the full text of the Form of Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Hunter Taubman Fischer & Li LLC.

10.1	Form of Securities Purchase Agreement.

23.1	Consent of Hunter Taubman Fischer& Li LLC (contained in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: September 28, 2018	By:	/s/ Yuying Zhang
Yuying Zhang, Chief Executive Officer

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